[GFSB BANCORP, INC. LETTERHEAD]

September 13, 1996

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of GFSB Bancorp, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2915 West Highway 66, Gallup, New Mexico 87301 on October 28, 1996, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

     The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                   Sincerely,



                                                   /s/Jerry R. Spurlin
                                                   Jerry R. Spurlin
                                                   President
                                                   GFSB Bancorp, Inc.
                                                   Gallup Federal Savings Bank

                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
                                 (505) 722-4361

- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 1996
- --------------------------------------------------------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GFSB Bancorp, Inc. ("the Company"), will be held at the Holiday Inn, 2915 West Highway 66, Gallup, New Mexico, on October 28, 1996, 2:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon the following matters:

        1.     The election of two (2) directors of the Company; and

        2. The ratification of the appointment of Atkinson & Co., Ltd., as independent auditors of the Company for the fiscal year ending June 30, 1997.

        The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 3, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/George S. Perce
                                            George S. Perce
                                            Secretary

Gallup, New Mexico
September 13, 1996

- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                 PROXY STATEMENT
- --------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301

- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1996
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                     GENERAL
- --------------------------------------------------------------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GFSB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Holiday Inn, 2915 West Highway 66, Gallup, New Mexico, on October 28, 1996, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 13, 1996. The Company is the sole stockholder of Gallup Federal Savings Bank (the "Bank").

        At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of Atkinson & Co., Ltd., as independent auditors of the Company for the fiscal year ending June 30, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

- --------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
- --------------------------------------------------------------------------------

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

- --------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
- --------------------------------------------------------------------------------

        Stockholders of record as of the close of business on September 3, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") held on the Record Date. As of the Record Date, the Company had 901,313 shares of Common Stock issued and outstanding.

        The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

        The  presence  in  person  or by  proxy of at  least a  majority  of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

        As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

        As to the ratification of independent auditors, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

        Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.



                                                                                        Percent of Shares of
                                                   Amount and Nature of                     Common Stock
Name and Address of Beneficial Owner               Beneficial Ownership                     Outstanding
- ------------------------------------               --------------------                 --------------------

Gallup Federal Savings Bank Employee Stock                56,000(1)                             6.2%
Ownership Plan
221 West Aztec Avenue, Gallup, New Mexico

Wellington Management Company                             53,000(2)                             5.6%
75 State Street
Boston, Massachusetts  02109

All Directors and Executive Officers as a Group          270,714(1)(3)                         30.0%
(12 persons)



- ----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directors is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 1,867 shares have been allocated under the ESOP to participant accounts.
(2) Information concerning this beneficial owner is based on a Schedule 13G filed by Wellington Management Company ("Wellington"). Wellington maintains shared voting power over 41,800 shares of Common Stock and shared dispositive power over the entire 53,000 shares of Common Stock reported.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 37,950 shares under the Gallup Federal Savings Bank Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP") over which shares individuals in the named group exercise shared voting and investment power. Includes 1,378 shares of Common Stock allocated to executive officers under the ESOP which such individuals maintain shared voting and investment power over. Excludes 54,133 unallocated shares of Common Stock held under the ESOP for which certain individuals in the group serve as a member of the ESOP Committee or as ESOP Trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

- --------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
- --------------------------------------------------------------------------------

        The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of Forms 3, 4, and 5 filed by officers, directors and 10% beneficial owner of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended June 30, 1996.

- --------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
- --------------------------------------------------------------------------------

        The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of James Nechero, Jr. and Vernon I. Hamilton, has a term of office expiring on the date of the Meeting. A second class, consisting of Michael P. Mataya, Charles L. Parker, Jr., and George S. Perce, has a term of office expiring at the annual meeting of stockholders to be held in 1997. A third class, consisting of Wallace R. Phillips and Richard C. Kauzlaric, has a term of office expiring at the annual meeting of stockholders to be held in 1998. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting to serve for three-year terms or until his successor has been elected and qualified.

        James Nechero, Jr. and Vernon I. Hamilton have been nominated by the Board of Directors to serve as directors for three-year terms to expire in 1999. Both nominees are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

        The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of the Common Stock beneficially owned. Each director of the Company is also presently a member of the Board of Directors of the Bank. The following table also sets forth the name, age, and the number and percentage of the Common Stock beneficially owned by the Company's and the Bank's executive officers.

                                                                                       Shares of
                                                                                        Common
                                                      Year First        Current          Stock
                                                      Elected or        Term to      Beneficially            Percent
Name and Position(s)(1)                   Age(2)     Appointed(3)       Expire         Owned(4)              of Class
- -----------------------                   ------     ------------       ------         --------              --------

                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

James Nechero, Jr., Director and            62           1976            1996       30,000(5)(17)              3.3%
Assistant Secretary of the Company and
Vice Chairman of the Board of the Bank

Vernon I. Hamilton, Director                66           1990            1996       40,000(6)(17)              4.4%

                                               DIRECTORS CONTINUING IN OFFICE

Michael P. Mataya, Director                 46           1994            1997       10,000(7)(17)              1.1%

Charles L. Parker, Jr., Director and        34           1994            1997       40,000(8)(9)(17)           4.4%
Treasurer of the Company


George S. Perce, Director and Secretary     57           1990            1997       40,000(9)(10)(17)          4.4%
of the Company, and Director, Treasurer
and Secretary of the Bank

Wallace R. Phillips, D.D.S., Director       74           1971            1998       14,368(9)(11)(17)          1.6%
and Chairman of the Board of the
Company

Richard C. Kauzlaric, Director and          58           1983            1998       40,000(12)(17)             4.4%
Chairman of the Board of the Bank

                                                     EXECUTIVE OFFICERS

Jerry R. Spurlin, President of the          54                                       7,562(13)                   *%
Company and Bank and Director of the
Bank

Charles C. Brown, Senior Vice President     67                                       1,879(14)                   *%
of the Bank

Marshall W. Coker, Chief                    39                                                                   *%
Administrative Officer

William W. Head, Jr., Chief Lending         56                                       4,970(15)                   *%
Officer of the Bank

Sandra A. McKinney, Senior Vice             40                                       3,985(16)                   *%
President and Assistant Secretary of the
Bank

Total shares owned by directors and                                                232,764                   25.82%
executive officers (12 persons)


(footnotes to table appear on following page)

(footnotes to table on prior page)

- --------------------------
*       Less than 1.0%.
(1) Unless otherwise indicated, individual serves in the disclosed position for both the Company and the Bank.
(2)  At June 30, 1996.
(3) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank, except Mr. Spurlin, became directors of the Company when it was incorporated in March 1995.
(4) For the purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or
     (2) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(5) Includes 6,000 shares held by Mr. Nechero's IRA and 10,000 shares held by Mr. Nechero's son, which Mr. Nechero is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(6) Includes 16,126 shares held by Mr. Hamilton in an IRA, 3,874 shares held by Mr. Hamilton's wife in an IRA and 20,000 shares owned by Vernon Hamilton Construction Company, which Mr. Hamilton is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(7) Includes 9,507 shares held in a revocable trust for which Mr. Mataya is trustee and 493 shares held by Mr. Mataya's son in an IRA, which Mr. Mataya is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(8) Includes 20,000 shares owned by Mr. Parker's wife, which Mr. Parker is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(9) Excludes 54,133 unallocated shares of Common Stock held under the ESOP for which certain individuals in the group serve as an ESOP Trustee and as a member of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(10) Includes 2,098 shares held by Mr. Perce's IRA, 8,034 shares held pursuant to a defined benefit plan trust, 17,913 shares owned by Mr. Perce's wife and 2,087 shares held by Mr. Perce's wife in an IRA, which Mr. Perce is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(11) Includes 983 shares held by Dr. Phillips in an IRA and 3,385 shares held by Dr. Phillips' wife in an IRA, which Dr. Phillips is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(12) Includes 33,910 shares held in two revocable trusts for which Mr. Kauzlaric serves as trustee, 4,023 shares held in Mr. Kauzlaric's IRA and 2,067 shares held by Mr. Kauzlaric's wife in an IRA, all of which Mr. Kauzlaric is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(13) Includes 25 shares owned by Mr. Spurlin's wife, 1,635 shares held in Mr. Spurlin's IRA, and 801 shares allocated to Mr. Spurlin's account under the ESOP, which Mr. Spurlin is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(14) Includes 1,500 shares held by Mr. Brown in an IRA, and 379 shares allocated to Mr. Brown's account under the ESOP, which Mr. Brown is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(15) Includes 4,970 shares held in Mr. Head's IRA, which Mr. Head is deemed to beneficially own because he indirectly shares voting and investment power over such shares.
(16) Includes 3,787 shares held by Ms. McKinney in an IRA, and 198 shares allocated to Ms. McKinney's account under the ESOP which Ms. McKinney is deemed to beneficially own because she indirectly shares voting and investment power over such shares.
(17) Excludes 37,950 shares held under the MSBP for which all members of the Board of Directors serve as trustee and maintain shared voting and dispositive power over such shares.

Biographical Information on Directors and Executive Officers

     Set forth below is certain information with respect to the directors of the Company. All directors have held their present positions for five years unless otherwise stated.

     Wallace R. Phillips, D.D.S. is Chairman of the Board of Directors of the Company and has served as Director of the Bank since 1971. Dr. Phillips is a retired dentist. He currently serves as Commissioner of the Gallup Municipal Airport.

     James Nechero, Jr. serves as Assistant Secretary of the Company and has served as a Director of the Bank since 1976 and became the Vice-Chairman of the Board of Directors in 1989. Mr. Nechero is the President of Eagle Energy, Inc., a real estate investment company and is a member of the New Mexico Amigos.

     Richard C. Kauzlaric has served as Chairman of the Board of Directors of the Bank since 1989 and as a Director since 1983. Mr. Kauzlaric is President of Bubany Insurance Agency, Inc. He is President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University, Past President of New Mexico Amigos, currently is a sustaining member of the Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup.

     George S. Perce currently serves as Secretary of the Company and has served as Director of the Bank since 1990 and has been its Secretary and Treasurer for four years. Mr. Perce is the owner of Perce Engineering, a professional engineering and surveying company, and Perce Farms of Deming, a producing pecan grove.

     Vernon I. Hamilton has served as Director of the Bank since 1990. Mr. Hamilton is President of V.I. Hamilton Construction Co., Inc. Mr. Hamilton is a member of the United Methodist Church, Elks, BPOE, the Masons, and the Community Concert Association.

     Charles L. Parker, Jr. serves as Treasurer of the Company and was elected Director of the Bank in August of 1994. Mr. Parker is President of Sanders Trading Corp. and Twin Lakes Trading Corp., and he is an employee of Thriftway Marketing Corp. Mr. Parker is currently a member of the New Mexico Amigos.

     Michael P. Mataya was elected Director of the Bank in August of 1994. Mr. Mataya is President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is President of the Gallup Shrine Club, a member of the Royal Order of Jesters and Director of the New Mexico Petroleum Marketers Association.

     Jerry R. Spurlin has been with the Bank since September of 1990 and has served as President since February 1991. Mr. Spurlin was elected Director of the Bank in March of 1995. Previously, he was an Executive Vice President, Senior Vice President and Vice President at a financial institution in Alamogordo, New Mexico. He has served twice as President of the Gallup-McKinley County Chamber of Commerce, and is the Chairman of the Administrative Council and Chairman of the Pastor-Parish Relations Committee for the First United Methodist Church of Gallup. Mr. Spurlin is Secretary/ Treasurer of New Mexico Western University Gallup Foundation, a former director of the Gallup Downtown Development Group and Secretary of the Gallup Rotary Club.

     William W. Head, Jr. joined the Bank as Chief Lending Officer on November 1, 1995. Prior to that, Mr. Head was a lawyer in private practice for 30 years, with emphasis the last 20 years in banking, commercial, real estate and probate law. He has been a member of the Board of Directors and President of the Inter-Tribal Indian Ceremonial Association and is presently a member of the Board of Trustees of its Foundation.

     Marshall W. Coker has been with the Bank since October of 1995 as Chief Administrative Officer. Previously, Mr. Coker was a Vice President and an Assistant Vice President at a financial institution in Albuquerque, New Mexico. Prior to Mr. Coker's experience at New Mexico financial institutions, he worked for the Office of Thrift Supervision as an Examiner and a Corporate Analyst. While with the Office of Thrift Supervision, Mr. Coker earned the distinction as a Federal Thrift Regulator. He is a member of the First Baptist Church of Gallup and the Kiwanis Club of Gallup.

     Charles  C.  Brown  has  been  employed  by  the  Bank  as  a  Senior  Vice
President/Real Estate Loan Officer since 1992. Previously, Mr. Brown was employed by a Colorado financial institution for 17 years where he served as Secretary, Treasurer and Chief Executive Officer. He is currently President of the Kiwanis Club.

     Sandra A. McKinney joined the Bank as a Senior Vice President/Cashier in April 1994. Previously, Ms. McKinney had been employed by a New Mexico financial institution for 20 years. Ms. McKinney is currently a member of the Board of Directors of the Joint Powers Commission for Red Rock State Park.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended June 30, 1996, the Board of Directors of the Company held 9 regular meetings and 9 special meetings and the Board of Directors of the Bank held 13 regular meetings and 11 special meetings. With the exception of Directors Mataya, Perce, and Hamilton, no director attended fewer than 75% of the aggregate of: (1) the total meetings of the Board of Directors of the Bank and the Company and (2) the total number of meetings held by all committees on which such director served during the fiscal year ended June 30, 1996.

     The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedures for this purpose. During the fiscal year ended June 30, 1996, the Board of Directors met once as the Nominating Committee.

     The Executive Committee of the Bank consists of Directors Kauzlaric, Nechero, Perce and Spurlin. The Executive Committee met 15 times during the fiscal year ended June 30, 1996 and exercises the powers of the Board of Directors between meetings of the Board of Directors.

        The Personnel and Compensation Committee of the Bank consists of Directors Parker, Perce, Phillips, and Spurlin. The Personnel and Compensation Committee meets as needed to review all personnel matters. As a member of the Personnel and Compensation Committee, Mr. Spurlin does not act on matters related to his compensation. The Personnel and Compensation Committee met six times during the fiscal year ended June 30, 1996.

        The Audit/Investment Committee of the Bank is comprised of Messrs. Parker, Kauzlaric, Nechero and Spurlin. The Audit/Investment Committee meets as needed to select independent auditors and to review audit reports. The Audit/Investment Committee further meets to review and approve internal controls for financial reporting. The Audit/Investment Committee met 9 times during the fiscal year ended June 30, 1996.

Stockholder Nominations

        Pursuant to the Company's Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in the Company's Certificate of Incorporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

        Such stockholder's notice shall set forth all the information required by the Company's Certificate of Incorporation. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Certificate of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Certificate of Incorporation, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Director Compensation

        Each member of the Board of Directors who attends a minimum of ten meetings receives an annual fee of $10,000. All the members of the Board of Directors attended ten or more meetings during the fiscal year ended June 30, 1996. The Chairman of the Board receives an additional annual fee of $3,000. Committee members receive fees of $100 per meeting attended. Four former directors receive Advisory Director fees of $250 per month. No Board or Committee fees are paid to Board members who are also employees. During the fiscal year ended June 30, 1996, the Company paid a total of $105,100 in director fees.

        Stock Awards. On January 5, 1996, the stockholders of the Company approved the GFSB Bancorp, Inc. 1995 Stock Option Plan ("1995 Stock Option Plan") and the Gallup Federal Savings Bank Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Phillips, Kauzlaric, Nechero, Hamilton, Mataya, Parker, and Perce, received (as of the date of stockholder approval) options to purchase 4,066 shares of Common Stock under the 1995 Stock Option Plan and 1,626 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors will be first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Similarly, restricted stock granted to the above named directors will vest 20% one year from the date of grant and 20% annually thereafter.

Executive Compensation

        Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Company for the fiscal years provided below. No executive officer of the Company or the Bank had a salary and bonus during the year ended June 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.


                                                                             Long Term Compensation
                                         Annual Compensation                          Awards
                             -------------------------------------------    -------------------------
                                                                                           Securities
                                                                             Restricted    Underlying
Name and                                                   Other Annual         Stock       Options/       All Other
Principal Position   Year       Salary        Bonus      Compensation(1)    Awards($)(2)     SARs(#)      Compensation
- ------------------   ----       ------        -----      ---------------    ------------     -------      ------------

Jerry R. Spurlin     1996    $  65,032         $ 0            $6,000         $41,625 (3)      5,700        $12,994(4)
President            1995    $  64,097       $15,000          $6,000              0             0          $ 5,221(5)


- -------------------------
(1) Represents annual automobile allowance. Except as otherwise disclosed, there were no (a) perquisites over the lesser of $50,000 or 10% of any of the Named Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) Mr. Spurlin has 3,000 shares of restricted stock in the aggregate which have a total value of $42,750 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the fiscal year). Dividends will be paid on the restricted stock awarded.
(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) Includes $1,582 of health and life insurance paid on behalf of Mr. Spurlin, and an allocation of 801 shares of Common Stock under the Bank's ESOP for fiscal year 1996, valued at $11,412 (based upon the Common Stock's closing market price of $14.25 on June 30, 1996).
(5) Consists of approximately $3,591 of contributions by the Company to the Company's tax-qualified defined contribution plan on behalf of Mr. Spurlin and $1,631 of health and life insurance premiums paid on behalf of Mr. Spurlin.

Other Benefits

        Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan (the "ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

        The Board of Directors has appointed Directors Parker, Perce and Phillips to administer the ESOP ("ESOP Committee") and to collectively serve as the ESOP's trustee ("ESOP Trustee"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustee as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustee's fiduciary duties.

1995 Stock Option Plan

        Pursuant to the 1995 Stock Option Plan, 94,875 shares of Common Stock were reserved for issuance by the Company upon exercise of stock options granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company). The purpose of the 1995 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1995 Stock Option Plan became effective on January 5, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1995 Stock Option Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

- ----------------------------------------------------------------------------------------------------------
                                                  Percent of
                              Number of         Total Options/
                              Securities         SARs Granted
                              Underlying         to Employees        Exercise or
                             Options/SARs         in Fiscal           Base Price
          Name               Granted (#)             Year               ($/Sh)         Expiration Date
- ----------------------------------------------------------------------------------------------------------

Jerry R. Spurlin                 5,700               100%                $13.875        January 5, 2006




                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                       OPTION/SAR VALUES

- ----------------------------------------------------------------------------------------------------------
                                                       Number of Securities
                                                      Underlying Unexercised      Value of Unexercised
                             Shares                        Options/SARs         in-the-Money Options/SARs
                          Acquired on       Value       at Fiscal Year-End         at Fiscal Year-End
                            Exercise      Realized              (#)                       ($)
          Name                (#)            ($)      Exercisable/Unexercisable Exercisable/Unexercisable
- ----------------------------------------------------------------------------------------------------------

Jerry R. Spurlin                0         $0                     0 / 5,700           $0 / $2,138 (1)



- ---------------------
(1) Based upon an exercise price of $13.875 per share versus a closing price of $14.25 at June 30, 1996.


- --------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- --------------------------------------------------------------------------------
        All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

        It is the policy of the Bank to make loans to executive officers and directors on their principal residence or to extend a line of credit provided that all loans and lines of credit made by the Bank to its directors and executive officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1996, the Bank's directors and executive officers had loans outstanding from the Bank of $1,013,773 in the aggregate or approximately 14.4% of retained earnings. All such loans were made in the ordinary course of business and do not have favorable terms nor involve more than the normal risk of collectibility or present unfavorable features.

        Effective January 1, 1994, the Bank purchased a three year financial institutions bond from Bubany Insurance Agency. Mr. Kauzlaric, Chairman of the Board, is 100% owner of 5-K Corporation, which is the parent corporation of Bubany Insurance Agency, Inc. In March 1996, a property and casualty and worker compensation and boiler policy was purchased from Bubany Insurance Agency, Inc. The purchase of the bond and the policies by the Bank were handled on a formal bid basis among three local independent insurance agencies.

        The Bank is a party to a $5,000 irrevocable letter of credit for Vernon Hamilton Construction Co., Inc., a company substantially owned by a director of the Bank. The letter of credit is secured by a certificate of deposit issued by the Bank. The Bank's exposure to credit loss in the event of nonperformance by the other party to the letter of credit is represented by the contractual notional amount of the letter of credit.

- --------------------------------------------------------------------------------
                    PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
- --------------------------------------------------------------------------------

     Atkinson & Co., Ltd., was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors has approved the selection of Atkinson & Co., Ltd., as its auditors for the fiscal year ending June 30, 1997, subject to ratification by the Company's stockholders. A representative of Atkinson & Co., Ltd. will not be attending the Meeting and will not be available to make a statement or answer questions at the Meeting. Ratification of the appointment of the auditors requires the approval of a majority of the votes cast on this matter by the stockholders of the Company at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ATKINSON & CO., LTD., AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

- --------------------------------------------------------------------------------
                           ANNUAL REPORTS AND FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

        The audited financial statements of the Company for its fiscal year ended June 30, 1996, prepared in conformity with generally accepted accounting principles, are included in the Company's 1996 Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Company's 1996 Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

        Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended June 30, 1996. Upon written request and a payment of a copying charge, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to the Secretary, GFSB Bancorp, Inc., 221 West Aztec Avenue, Gallup, New Mexico 87301.

- --------------------------------------------------------------------------------
                                  OTHER MATTERS
- --------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

- --------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
- --------------------------------------------------------------------------------

        In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 221 West Aztec Avenue, Gallup, New Mexico 87301, no later than May 16, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. It is urged that any such proposals be sent certified mail, return receipt requested.

- --------------------------------------------------------------------------------
                                  MISCELLANEOUS
- --------------------------------------------------------------------------------

        The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/George S. Perce
                                            George S. Perce
                                            Secretary

Gallup, New Mexico
September 13, 1996

ANNEX A


- --------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301

- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1996
- --------------------------------------------------------------------------------

        The undersigned hereby appoints the Board of Directors of GFSB Bancorp, Inc. ("Company"), or its designee, and each of them, with full powers of substitution  in  each  of  them,  to act  as  attorneys  and  proxies  for  the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Holiday Inn, 2915 West Highway 66, Gallup, New Mexico 87301 on October 28, 1996, at 2:00 p.m.

and at any and all adjournments thereof, in the following manner:

                                                       FOR         WITHHELD
                                                       ---         --------

1.      The election as director of all nominees
        listed below:                                    |_|            |_|

        James Nechero, Jr.
        Vernon I. Hamilton

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

        -----------------------------------------------


                                                         FOR          AGAINST       ABSTAIN
                                                         ---          -------       -------
2.      The ratification of the appointment of Atkinson
        & Co., Ltd. as independent auditors of GFSB
        Bancorp, Inc., for the fiscal year ending
        June 30, 1997.                                   |_|            |_|           |_|


        In their discretion, such attorneys and proxies are authorized to vote upon such other business, if any, as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors recommends a vote "FOR" all of the above listed propositions.

- --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

        The undersigned hereby revokes any proxy previously given and acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated September 13, 1996.

                                                     Please check here if you
Dated:                              , 1996       |_| plan to attend the Meeting.
       -----------------------------



- -------------------------                   ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



- -------------------------                   ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

- --------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
- --------------------------------------------------------------------------------

ANNEX B

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. One)

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement  |_|   Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                               GFSB Bancorp, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
- --------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
        (5)  Total fee paid:
- --------------------------------------------------------------------------------
  |_|   Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------
  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
- --------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
        (3) Filing Party:
- --------------------------------------------------------------------------------
        (4) Date Filed:
- --------------------------------------------------------------------------------